UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 7, 2017

Aceto Corporation

(Exact Name of Registrant as Specified in its Charter)

New York	000-04217	11-1720520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Tri Harbor Court, Port Washington, NY 11050

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (516) 627-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

On December 7, 2017, Aceto Corporation (the “Company”) held its Annual Meeting of Shareholders (the “Meeting”). The matters voted on at the Meeting were: the election of directors, approval of the material terms of the performance goals under our Executive Performance Award Plan, approval, by advisory vote, of executive compensation, the frequency of advisory votes on executive compensation and the ratification of the appointment of the Company’s independent registered public accounting firm. The final voting results were as follows:

1.

The election of nominees Albert L. Eilender, William C. Kennally, III, Vimal Kavuru, William N. Britton, Natasha Giordano, Alan G. Levin and Dr. Daniel B. Yarosh as directors of the Company to hold office until the next annual meeting of stockholders and until their successors shall be elected.

The votes were cast with respect to this matter as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Albert L. Eilender	19,071,930	3,755,069	4,971,594
William C. Kennally, III	21,906,620	920,379	4,971,594
Vimal Kavuru	20,399,028	2,427,971	4,971,594
William N. Britton	22,243,070	583,929	4,971,594
Natasha Giordano	22,631,521	195,478	4,971,594
Alan G. Levin	22,559,815	267,184	4,971,594
Dr. Daniel B. Yarosh	22,550,606	276,393	4,971,594

Each nominee was elected a director of the Company.

2.	Approval of the material terms of the performance goals under our Executive Performance Award Plan

The votes were cast with respect to this matter as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
21,834,206	802,469	190,324	4,971,594

The material terms of the performance goals under our Executive Performance Award Plan were approved.

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3.	The proposal to approve, on an advisory basis, executive compensation was approved based upon the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
21,584,895	1,036,920	205,184	4,971,594

4.	The proposal on the frequency of future advisory votes on executive compensation received the following votes:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
16,801,638	59,961	5,857,994	107,406	4,971,594

Based upon the results set forth above, the Board of Directors has determined that advisory votes on executive compensation will be submitted to shareholders on an annual basis until the next required advisory vote on the frequency of shareholder votes on executive compensation, which will occur no later than our 2023 Annual Meeting of Shareholders.

5.

The proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending June 30, 2018 was approved based upon the following votes:

FOR	AGAINST	ABSTAIN
26,552,905	453,546	792,142

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACETO CORPORATION

Date: December 11, 2017	By: /s/ William C. Kennally, III
William C. Kennally, III
President and Chief Executive Officer

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